Exhibit 10.1

AMENDMENT #1 TO RECEIVABLES SALE AND CONTRIBUTION AGREEMENT

THIS AMENDMENT #1 RECEIVABLES SALE AND CONTRIBUTION AGREEMENT (this “Amendment”) is entered into as of August 29, 2008, by and between INTERNATIONAL PAPER COMPANY, a New York corporation (“IPCO”), and RED BIRD RECEIVABLES, LLC, a Delaware limited liability company formerly known as Red Bird Receivables, Inc. (“Buyer”), and pertains to the Receivables Sale and Contribution Agreement between IPCO and Buyer dated as of March 13, 2008 (the “Existing Agreement”). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Existing Agreement.

W I T N E S S E T H :

WHEREAS, the parties wish to modify the Existing Agreement to add Receivables originated by IPCO’s Honeywell International division of xpedx to the Receivables conveyed thereunder;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

1. Amendment. Effective as of September 1, 2008, Schedule B to the Existing Agreement is hereby amended and restated in its entirety to read as set forth in Annex I hereto.

2. Representations.

2.1. IPCO hereby represents and warrants to the other parties hereto that it has duly authorized, executed and delivered this Amendment and that this Amendment constitutes, a legal, valid and binding obligation of IPCO, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability).

2.2. IPCO further represents and warrants to the other parties hereto that, after giving effect to this Amendment, each of its representations and warranties set forth in Section 2.1 of the Existing Agreement is true and correct as of the date hereof.

3. Condition Precedent. This Amendment shall become effective as of September 1, 2008 upon the Administrative Agent’s receipt of a counterpart hereof duly executed by each of the parties hereto and consented to by the Administrative Agent.

4. Miscellaneous.

4.1. Except as expressly amended hereby, the Existing Agreement shall remain unaltered and in full force and effect, and each of the parties hereto ratifies and confirms each of the Transaction Documents to which it is a party.

4.2. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW.

4.3. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same amendment.

4.4. To the fullest extent permitted by applicable law, delivery of an executed counterpart hereof via facsimile or via electronic mail of a .pdf copy hereof, shall have the same force and effect as delivery of an executed original hereof.

<Signature pages follow>

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

INTERNATIONAL PAPER COMPANY

By:	/s/ Errol A. Harris
	Name:	Errol A. Harris
	Title:	Vice President and Treasurer

RED BIRD RECEIVABLES, LLC

By:	/s/ Phillip M. Sisneros
	Name:	Phillip M. Sisneros
	Title:	Vice President

By its signature below, the undersigned hereby consents to the foregoing Amendment pursuant to Section 7.1(i)(xiv) of the Credit and Security Agreement:

CITICORP NORTH AMERICA, INC., as Administrative Agent

By:	/s/ Debbie Ng
	Name:	Debbie Ng
	Title:	Vice President

Annex I

SCHEDULE B

Receivables created by domestic sales of the following businesses:

•	U.S. Printing Papers

•	Consumer Packaging

•	Industrial Packaging

•	xpedx – Excluding the following:

(i) Stores Division;

(ii) Cincinnati Reading Road Division, location #679; and

(iii) Saalfeld Re-Distribution Business, location #680

•	U.S. Pulp